UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 8, 2007

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800

(Address of Principal Executive Offices)
(602) 266-6700

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.01

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 8, 2007, David Sidransky, MD, informed Zila, Inc. (the “Company”) that he will resign from the Company’s Board of Directors (the “Board”) effective August 1, 2007. Dr. Sidransky did not resign from the Board because of a disagreement with the Company known to any executive officer of the Company on any matter relating to the Company’s operations, policies or practices. Dr. Sidransky will remain a member of the Company’s Medical Advisory Board.
     A copy of the press release announcing, among other things, Dr. Sidransky’s resignation is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated July 10, 2007, entitled “Zila Executive and Board Chairman Acquire Stock”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 11, 2007

ZILA, INC.

/s/	Gary V. Klinefelter

By:	Gary V. Klinefelter
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated July 10, 2007, entitled “Zila Executive and Board Chairman Acquire Stock”